EXHIBIT 24.1
POWERS OF ATTORNEY

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ Joseph Duffy

(Signature)

Joseph Duffy

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ Ruth Greenstein

(Signature)

Ruth Greenstein

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ Thomas G. Hudson

(Signature)

Thomas G. Hudson

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ Debra A. Janssen

(Signature)

Debra A. Janssen

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ Susan E. Knight

(Signature)

Susan E. Knight

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ M. Lee Pelton

(Signature)

M. Lee Pelton

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ John T. Sanders

(Signature)

John T. Sanders

[Director’s Name]

POWER OF ATTORNEY
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Post-Effective Amendments to Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plans:
TRO Learning, Inc. 1997 Stock Incentive Plan
TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2000 Stock Incentive Plan
PLATO Learning, Inc. 2000 Non-Employee Directors Stock Option Plan
PLATO Learning, Inc. 2002 Stock Plan
The undersigned, a Director of PLATO Learning, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint each of Michael A. Morache or Laurence L. Betterley, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, the Company’s Form S-8 Registration Statement Under the Securities Act of 1933 and related amendments, if any, to the following stock plan:
PLATO Learning, Inc. 2006 Stock Incentive Plan
The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 2nd day of March, 2006

/s/ David W. Smith

(Signature)

David W. Smith

[Director’s Name]